Exhibit 10.1

SECOND AMENDMENT TO

CONTRIBUTION AGREEMENT

THIS SECOND AMENDMENT TO CONTRIBUTION AGREEMENT (this “Agreement”) is entered into as of November 21, 2012 by and between Caiman Energy, LLC, a Delaware limited liability company (“Contributor”), and Williams Partners L.P., a Delaware limited partnership (“Acquirer”). Each of the parties to this Agreement is sometimes referred to individually in this Agreement as a “Party” and all of the parties to this Agreement are sometimes collectively referred to in this Agreement as the “Parties.”

W I T N E S S E T H :

WHEREAS, the Parties have entered into that certain Contribution Agreement dated as of March 19, 2012 (the “Contribution Agreement”) with respect to the sale by Contributor to Acquirer of 100% of the outstanding membership interests of Caiman Eastern Midstream, LLC, a Texas limited liability company; and

WHEREAS, the Parties desire to amend the Contribution Agreement as set forth in this Amendment, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

Section 1. Amendment to the Contribution Agreement.

a)	Amendment to Section 2.3(e). Section 2.3(e) of the Contribution Agreement is hereby amended by amending and restating the next to last sentence as follows:

i.	If the Contributor so notifies Acquirer of its objections to Acquirer’s calculation of the Final Purchase Price Adjustment Amount within the Objection Period, Acquirer and Contributor shall, within sixty (60) days following such notice (the “Resolution Period”), attempt to resolve the Disputed Items.

Section 2. General Provisions.

a)	Modifications. No amendments or modifications of this Amendment shall be valid unless such amendments or modifications are made in accordance with Section 10.2 of the Contribution Agreement.

b)	Effect of the Amendment. Except as amended by this Amendment, all other terms of the Contribution Agreement shall continue in full force and effect and remain unchanged and are hereby confirmed in all respects by the Parties.

c)	Partial Invalidity. If any term, provision, covenant, or condition of this Amendment is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the rest of this Amendment shall remain in full force and effect and in no way be affected, impaired or invalidated.

d)	Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Texas, without regard to the conflicts of law rules thereof.

e)	Counterparts. This Amendment may be signed in any number of counterparts (including facsimile and electronic transmission counterparts), each of which shall be an original, with the same effect as if the signatures to this Amendment were upon the same instrument. This Amendment shall become effective when each Party shall have received a counterpart of this Amendment signed by the other Parties. Until and unless each Party has received a counterpart of this Amendment signed by the other Parties, this Amendment shall have no effect and no Party shall have any right or obligation under this Amendment (whether by virtue of any other oral or written agreement or other communication).

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

CAIMAN ENERGY, LLC

By:	/s/ Stephen L. Arata
Name:	Stephen L. Arata
Title:	Senior Vice President and Chief Financial Officer

WILLIAMS PARTNERS L.P.

By:	Williams Partners GP LLC,
its General Partner

	By:	/s/ James E. Scheel
	Name:	James E. Scheel
	Title:	Senior Vice President – Corporate Strategic Development

[SIGNATURE PAGE TO SECOND AMENDMENT TO CONTRIBUTION AGREEMENT]

THIRD AMENDMENT TO

CONTRIBUTION AGREEMENT

THIS THIRD AMENDMENT TO CONTRIBUTION AGREEMENT (this “Agreement”) is entered into as of December 21, 2012 by and between Caiman Energy, LLC, a Delaware limited liability company (“Contributor”), and Williams Partners L.P., a Delaware limited partnership (“Acquirer”). Each of the parties to this Agreement is sometimes referred to individually in this Agreement as a “Party” and all of the parties to this Agreement are sometimes collectively referred to in this Agreement as the “Parties.”

W I T N E S S E T H :

WHEREAS, the Parties have entered into that certain Contribution Agreement dated as of March 19, 2012 (the “Contribution Agreement”) with respect to the sale by Contributor to Acquirer of 100% of the outstanding membership interests of Caiman Eastern Midstream, LLC, a Texas limited liability company; and

WHEREAS, the Parties desire to amend the Contribution Agreement as set forth in this Amendment, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

Section 1. Amendment to the Contribution Agreement.

a)	Amendment to Section 2.3(e). Section 2.3(e) of the Contribution Agreement is hereby amended by amending and restating the next to last sentence as follows:

i.	If the Contributor so notifies Acquirer of its objections to Acquirer’s calculation of the Final Purchase Price Adjustment Amount within the Objection Period, Acquirer and Contributor shall, within ninety (90) days following such notice (the “Resolution Period”), attempt to resolve the Disputed Items.

Section 2. General Provisions.

a)	Modifications. No amendments or modifications of this Amendment shall be valid unless such amendments or modifications are made in accordance with Section 10.2 of the Contribution Agreement.

b)	Effect of the Amendment. Except as amended by this Amendment, all other terms of the Contribution Agreement shall continue in full force and effect and remain unchanged and are hereby confirmed in all respects by the Parties.

c)	Partial Invalidity. If any term, provision, covenant, or condition of this Amendment is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the rest of this Amendment shall remain in full force and effect and in no way be affected, impaired or invalidated.

d)	Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Texas, without regard to the conflicts of law rules thereof.

e)	Counterparts. This Amendment may be signed in any number of counterparts (including facsimile and electronic transmission counterparts), each of which shall be an original, with the same effect as if the signatures to this Amendment were upon the same instrument. This Amendment shall become effective when each Party shall have received a counterpart of this Amendment signed by the other Parties. Until and unless each Party has received a counterpart of this Amendment signed by the other Parties, this Amendment shall have no effect and no Party shall have any right or obligation under this Amendment (whether by virtue of any other oral or written agreement or other communication).

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

CAIMAN ENERGY, LLC

By:	/s/ Stephen L. Arata
Name:	Stephen L. Arata
Title:	Senior Vice President and Chief Financial Officer

WILLIAMS PARTNERS L.P.

By:	Williams Partners GP LLC,
its General Partner

	By:	/s/ James E. Scheel
	Name:	James E. Scheel
	Title:	Senior Vice President – Corporate Strategic Development

[SIGNATURE PAGE TO THIRD AMENDMENT TO CONTRIBUTION AGREEMENT]

FOURTH AMENDMENT TO

CONTRIBUTION AGREEMENT

THIS FOURTH AMENDMENT TO CONTRIBUTION AGREEMENT (this “Agreement”) is entered into as of January 22, 2013 by and between Caiman Energy, LLC, a Delaware limited liability company (“Contributor”), and Williams Partners L.P., a Delaware limited partnership (“Acquirer”). Each of the parties to this Agreement is sometimes referred to individually in this Agreement as a “Party” and all of the parties to this Agreement are sometimes collectively referred to in this Agreement as the “Parties.”

W I T N E S S E T H :

WHEREAS, the Parties have entered into that certain Contribution Agreement dated as of March 19, 2012 (the “Contribution Agreement”) with respect to the sale by Contributor to Acquirer of 100% of the outstanding membership interests of Caiman Eastern Midstream, LLC, a Texas limited liability company; and

WHEREAS, the Parties desire to amend the Contribution Agreement as set forth in this Amendment, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

Section 1. Amendment to the Contribution Agreement.

a)	Amendment to Section 2.3(e). Section 2.3(e) of the Contribution Agreement is hereby amended by amending and restating the next to last sentence as follows:

i.	If the Contributor so notifies Acquirer of its objections to Acquirer’s calculation of the Final Purchase Price Adjustment Amount within the Objection Period, Acquirer and Contributor shall, within one hundred twenty (120) days following such notice (the “Resolution Period”), attempt to resolve the Disputed Items.

Section 2. General Provisions.

a)	Modifications. No amendments or modifications of this Amendment shall be valid unless such amendments or modifications are made in accordance with Section 10.2 of the Contribution Agreement.

b)	Effect of the Amendment. Except as amended by this Amendment, all other terms of the Contribution Agreement shall continue in full force and effect and remain unchanged and are hereby confirmed in all respects by the Parties.

c)	Partial Invalidity. If any term, provision, covenant, or condition of this Amendment is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the rest of this Amendment shall remain in full force and effect and in no way be affected, impaired or invalidated.

d)	Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Texas, without regard to the conflicts of law rules thereof.

e)	Counterparts. This Amendment may be signed in any number of counterparts (including facsimile and electronic transmission counterparts), each of which shall be an original, with the same effect as if the signatures to this Amendment were upon the same instrument. This Amendment shall become effective when each Party shall have received a counterpart of this Amendment signed by the other Parties. Until and unless each Party has received a counterpart of this Amendment signed by the other Parties, this Amendment shall have no effect and no Party shall have any right or obligation under this Amendment (whether by virtue of any other oral or written agreement or other communication).

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

CAIMAN ENERGY, LLC

By:	/s/ Stephen L. Arata
Name:	Stephen L. Arata
Title:	Senior Vice President and Chief Financial Officer

WILLIAMS PARTNERS L.P.

By:	Williams Partners GP LLC,
its General Partner

By:	/s/ James E. Scheel
Name:	James E. Scheel
Title:	Senior Vice President – Corporate Strategic Development

[SIGNATURE PAGE TO SECOND AMENDMENT TO CONTRIBUTION AGREEMENT]

FIFTH AMENDMENT TO

CONTRIBUTION AGREEMENT

THIS FIFTH AMENDMENT TO CONTRIBUTION AGREEMENT (this “Agreement”) is entered into as of February 20, 2013 by and between Caiman Energy, LLC, a Delaware limited liability company (“Contributor”), and Williams Partners L.P., a Delaware limited partnership (“Acquirer”). Each of the parties to this Agreement is sometimes referred to individually in this Agreement as a “Party” and all of the parties to this Agreement are sometimes collectively referred to in this Agreement as the “Parties.”

W I T N E S S E T H :

WHEREAS, the Parties have entered into that certain Contribution Agreement dated as of March 19, 2012 (the “Contribution Agreement”) with respect to the sale by Contributor to Acquirer of 100% of the outstanding membership interests of Caiman Eastern Midstream, LLC, a Texas limited liability company; and

WHEREAS, the Parties desire to amend the Contribution Agreement as set forth in this Amendment, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

Section 1. Amendment to the Contribution Agreement.

a)	Amendment to Section 2.3(e). Section 2.3(e) of the Contribution Agreement is hereby amended by amending and restating the next to last sentence as follows:

i.	If the Contributor so notifies Acquirer of its objections to Acquirer’s calculation of the Final Purchase Price Adjustment Amount within the Objection Period, Acquirer and Contributor shall, within one hundred thirty-six (136) days following such notice (the “Resolution Period”), attempt to resolve the Disputed Items.

Section 2. General Provisions.

a)	Modifications. No amendments or modifications of this Amendment shall be valid unless such amendments or modifications are made in accordance with Section 10.2 of the Contribution Agreement.

b)	Effect of the Amendment. Except as amended by this Amendment, all other terms of the Contribution Agreement shall continue in full force and effect and remain unchanged and are hereby confirmed in all respects by the Parties.

c)	Partial Invalidity. If any term, provision, covenant, or condition of this Amendment is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the rest of this Amendment shall remain in full force and effect and in no way be affected, impaired or invalidated.

d)	Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Texas, without regard to the conflicts of law rules thereof.

e)	Counterparts. This Amendment may be signed in any number of counterparts (including facsimile and electronic transmission counterparts), each of which shall be an original, with the same effect as if the signatures to this Amendment were upon the same instrument. This Amendment shall become effective when each Party shall have received a counterpart of this Amendment signed by the other Parties. Until and unless each Party has received a counterpart of this Amendment signed by the other Parties, this Amendment shall have no effect and no Party shall have any right or obligation under this Amendment (whether by virtue of any other oral or written agreement or other communication).

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

CAIMAN ENERGY, LLC

By:	/s/ Stephen L. Arata
Name:	Stephen L. Arata
Title:	Senior Vice President and Chief Financial Officer

WILLIAMS PARTNERS L.P.

By:	Williams Partners GP LLC,
its General Partner

By:	/s/ James E. Scheel
Name:	James E. Scheel
Title:	Senior Vice President – Corporate Strategic Development

[SIGNATURE PAGE TO SECOND AMENDMENT TO CONTRIBUTION AGREEMENT]